38965-P1 - 06/25

SUPPLEMENT DATED JUNE 6, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM RESEARCH FUND (THE “FUND”)
I.	The Fund’s Board of Trustees has approved a change to the Fund’s name and the addition of a new 80% investment policy. Therefore, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

a.	Effective September 30, 2025, all references to “Putnam Research Fund” in the Fund’s Summary Prospectus, Prospectus and SAI are replaced with “Putnam U.S. Research Fund”.

b.	Effective September 30, 2025, the following is added to the beginning of the section titled "Investments, risks and performance” in the Fund’s Summary Prospectus and Prospectus.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in equity securities of companies located in the United States. This policy may be changed only after 60 days’ notice to shareholders. Equity securities include common stocks, preferred stocks, and convertible securities. We consider a company to be located in the United States if the company’s securities trade in the United States, the company is headquartered or organized in the United States or the company derives a majority of its revenues or profits in the United States.

II.	Additionally, effective June 2, 2025, the following replaces the “Annual fund operating expenses” table and “Example” table in the section of the Fund’s Summary Prospectus and Prospectus titled “Fees and expenses”:

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimburse- ment[1]	Total annual fund operating expenses after expense reim- bursement[2]
Class A	0.54%	0.25%	0.22%	1.01%	(0.12)%	0.89%
Class C	0.54%	1.00%	0.22%	1.76%	(0.12)%	1.64%
Class R	0.54%	0.50%	0.22%	1.26%	(0.12)%	1.14%
Class R6	0.54%	N/A	0.12%	0.66%	(0.17)%	0.49%
Class Y	0.54%	N/A	0.22%	0.76%	(0.27)%	0.49%

1. Effective June 2, 2025, the fund’s investment manager has agreed to waive fees and/or reimburse operating expenses (excluding 12b-1 fees, interest expense, payments under the fund’s investor servicing contract, brokerage commissions, taxes, acquired fund fees and expenses, investment-related expenses (such as short selling and lines of credit costs) and extraordinary expenses) for the fund so that the ratio of total annual fund operating expenses will not exceed 0.49% for each share class. In addition, the fund’s investor servicing agent has agreed to waive all investor servicing fees with respect to Class R6 and Y shares of the fund. These contractual fee waiver and expense reimbursement arrangements run until November 30, 2026. During their terms, the fee waiver and expense reimbursement arrangements may not be terminated or amended without approval of the board of trustees.

2. Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating expense caps.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a

5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the fee waiver/expense reimbursement arrangements described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$661	$867	$1,090	$1,730
Class C	$267	$543	$943	$1,865
Class C (no redemption)	$167	$543	$943	$1,865
Class R	$116	$387	$679	$1,510
Class R6	$50	$194	$351	$396
Class Y	$50	$216	$396	$917

Shareholders should retain this Supplement for future reference.

2